Exhibit 99(b) Press Release January 15, 2004

WACHOVIA’S 4TH QUARTER 2003 GAAP EARNINGS UP 26% TO 83 CENTS PER SHARE

2003 GAAP EARNINGS WERE RECORD $4.3 BILLION, UP 20% TO $3.18 PER SHARE

PERFORMANCE LEADS TO 14% DIVIDEND INCREASE

TO 40 CENTS PER COMMON SHARE

4th QUARTER 2003 COMPARED WITH 4th QUARTER 2002

•	Total revenue rose 23 percent reflecting strength in net interest income, improved corporate and investment banking fees, and the impact of the Prudential Financial retail brokerage transaction.

•	Record levels of new customer acquisition/retention and customer satisfaction scores.

•	Average low-cost core deposits increased 24 percent.

•	Noninterest expense rose 24 percent, primarily due to the Prudential Financial retail brokerage transaction and spending related to growth initiatives.

•	Net charge-offs declined 22 percent and were 0.39 percent of average loans; nonperforming assets declined 34 percent and were 0.69 percent of loans.

•	Quarterly cash dividend increased for third time since fourth quarter 2002.

Earnings Highlights

	Three Months Ended
	December 31,		September 30,		December 31,
(In millions, except per share data)	Amount	2003 EPS	Amount	2003 EPS	Amount	2002 EPS
Earnings
Net income available to common stockholders (GAAP)	$1,100	0.83	1,105	0.83	891	0.66
Net merger-related expenses and other items(a)	75	0.05	66	0.05	96	0.06

Earnings excluding net merger-related expenses and other items(a)	$1,175	0.88	1,171	0.88	987	0.72

Financial ratios
Return on average common stockholders' equity	13.59%		13.71		11.07
Net interest margin	3.64		3.57		3.90
Fee and other income as % of total revenue	46.83%		48.93		43.30

Capital adequacy
Tier 1 capital ratio(b)	8.52%		8.67		8.22
Total capital ratio(b)	11.81		12.21		12.01
Leverage ratio	6.36%		6.56		6.77

Asset quality
Allowance as % of nonaccrual and restructured loans	242%		189		177
Allowance as % of loans, net	1.51		1.59		1.72
Net charge-offs as % of average loans, net	0.39		0.33		0.52
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.69%		0.95		1.11

(a)	Net merger-related expenses and other items include merger-related and restructuring expenses, the cumulative effect of a change in accounting principle in the the third quarter of 2003 and dividends on preferred stock in the fourth quarter of 2002.
(b)	The fourth quarter of 2003 is based on estimates.

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WACHOVIA’S 4TH QUARTER 2003 EARNINGS UP 26%/page 2

CHARLOTTE, N.C. —Wachovia Corp. (NYSE:WB) today reported fourth quarter 2003 net income available to common stockholders of $1.1 billion, or 83 cents per share, compared with $891 million, or 66 cents per share, in the fourth quarter of 2002. Excluding after-tax net merger-related expenses and other items of 5 cents per share in 2003 and 6 cents per share in 2002, fourth quarter earnings were $1.2 billion, or 88 cents per share, in 2003 compared with $987 million, or 72 cents per share, in 2002.

Full year 2003 net income available to common stockholders was $4.3 billion, up 20 percent from full year 2002, and earnings per share of $3.18 were up 22 percent from 2002. Excluding after-tax net merger-related expenses of 18 cents per share in both 2003 and 2002, earnings per share of $3.36 in 2003 increased 21 percent from 2002.

“2003 was a year of milestones for our company, and our strong fourth quarter results cap a year marked by exceptional execution,” said Ken Thompson, Wachovia chairman and chief executive officer. “We produced record earnings and record growth in each line of business in 2003. And we delivered a 32 percent total return to shareholders, on top of last year’s industry-leading return of 20 percent. We’re pleased to share the benefits of this performance with our stockholders through further dividend increases.”

A 14 percent increase in the common stock dividend and authorization for an additional 60 million share stock buyback program were announced separately by Wachovia.

Thompson also noted that Wachovia gained market share and improved performance even while substantially completing its three-year integration of the September 2001 merger of First Union and the former Wachovia. “Our customer satisfaction scores, which already exceed our major bank peers, continued to improve, and customer acquisition and retention were at record levels,” he said. “Average core deposits grew 14 percent and net new checking accounts were up more than fourfold in 2003.”

Thompson continued, “These achievements are a tribute to a disciplined and focused management team and the energy and dedication of our employees. We believe we are poised to continue to achieve our goal of generating consistent, annual double digit earnings growth.” Earnings for this goal exclude merger-related and restructuring expenses.

Wachovia Corporation

	Three Months Ended
(In millions)	December 31, 2003	September 30, 2003	December 31, 2002
Total revenue (Tax-equivalent)	$5,533	5,320	4,507
Provision for loan losses	86	81	308
Noninterest expense	3,753	3,557	3,037
Net income available to common stockholders	1,100	1,105	891
Average loans, net	159,600	157,994	153,279
Average core deposits	$194,109	185,715	170,738

Provision expense declined to $86 million reflecting continued improvement in asset quality, particularly in the Corporate and Investment Bank. Fourth quarter 2003 net charge-offs declined 22 percent from the fourth quarter of 2002 to $156 million, or an annualized 0.39 percent of average net loans. Total nonperforming assets including loans held for sale declined 34 percent from the fourth quarter of 2002 to $1.2 billion in the fourth quarter of 2003.

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WACHOVIA’S 4TH QUARTER 2003 EARNINGS UP 26%/page 3

Noninterest expense increased 24 percent from the fourth quarter of 2002, largely due to the addition of the Prudential Financial retail brokerage business to Wachovia Securities Financial Holdings, LLC.

Average loans in the fourth quarter of 2003 were $160 billion, a 4 percent increase from the fourth quarter of 2002, reflecting higher residential mortgage, home equity and student loan balances, dampened by continued lower corporate loan demand.

Average core deposits increased 14 percent from the fourth quarter of 2002 to $194 billion, while average low-cost core deposits increased 24 percent from the fourth quarter a year ago to $154 billion.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle. Segment earnings are the basis upon which Wachovia manages and allocates capital to its business segments. Pages 11 and 12 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights

	Three Months Ended
(In millions)	December 31, 2003	September 30, 2003	December 31, 2002
Total revenue (Tax-equivalent)	$2,441	2,502	2,375
Provision for loan losses	144	121	144
Noninterest expense	1,409	1,340	1,341
Segment earnings	564	662	566
Average loans, net	115,949	114,226	106,080
Average core deposits	157,977	155,098	144,252
Economic capital, average	$5,482	5,639	5,641

The General Bank includes retail and small business, and commercial customers. General Bank revenue increased 3 percent from the fourth quarter a year ago, driven by strength in consumer real estate secured lending and outstanding core deposit growth. Fee income fell 11 percent from the fourth quarter a year ago due primarily to a decline in mortgage-related income as interest rates increased and refinancing activity declined. Mortgage revenue represents less than 4 percent of General Bank revenue and less than 2 percent of the total company revenue. Average core deposits increased 10 percent from the prior year, including 22 percent year over year growth in average low-cost core deposits. Average loans increased 9 percent year over year, reflecting 30 percent growth in small business lending, 25 percent growth in student lending, 20 percent growth in consumer real estate secured lending, and 8 percent growth in commercial, partially offset by a decline in commercial real estate, installment and other consumer loans. Excluding the 10 percent decline in commercial real estate loans, commercial loans would have been up 12 percent year over year. Provision expense was flat compared with the fourth quarter of 2002, but increased 19 percent from the third quarter of 2003 primarily reflecting increased costs due to a rise in net charge-offs and a bulk sale of commercial loans related

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WACHOVIA’S 4TH QUARTER 2003 EARNINGS UP 26%/page 4

to risk reduction strategies. The 5 percent increase in noninterest expense from the fourth quarter of 2002 reflected technology enhancements and increased benefits and marketing costs. Retail sales momentum continued to be strong, with nearly $950 million of annuity sales, a 12 percent increase in small business loan production, and an increase in net new retail checking accounts to 412,000 in 2003 from 90,000 a year ago.

Capital Management

Capital Management Highlights

	Three Months Ended
(In millions)	December 31, 2003	September 30, 2003	December 31, 2002
Total revenue (Tax-equivalent)	$1,392	1,354	772
Provision for loan losses	—	—	—
Noninterest expense	1,180	1,144	622
Segment earnings	136	133	95
Average loans, net	162	135	131
Average core deposits	7,115	1,754	1,487
Economic capital, average	$1,295	1,309	667

Capital Management includes asset management and retail brokerage services. Capital Management revenue increased 80 percent and noninterest expense increased 90 percent from the fourth quarter of 2002, largely related to the addition of the Prudential Financial retail brokerage business to Wachovia Securities Financial Holdings, LLC. The combination of the two brokerage operations closed on July 1, 2003. Underlying performance also continued to strengthen, with positive net inflows to equity mutual funds and an increase in brokerage client assets to $603 billion, driven by the insured improved equity markets. In addition, average core deposits more than tripled due to strong customer response to an FDIC-insured sweep product. Assets under management at December 31, 2003, rose 7 percent from December 31, 2002, to $248 billion, despite a 3 percent decline in the same period for mutual fund assets to $109 billion. The decline includes the impact of the movement of $7 billion in Evergreen money market balances into the FDIC-insured sweep product. Investment performance continued to show solid improvement, with 65 percent of the Wachovia-advised Evergreen Funds rated 4 or 5 stars by Morningstar, up from 48 percent at year-end 2002; and 68 percent of Evergreen taxable fluctuating funds ranked in the top two three-year Lipper quartiles, up from 60 percent at year-end 2002.

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WACHOVIA’S 4TH QUARTER 2003 EARNINGS UP 26%/page 5

Wealth Management

Wealth Management Highlights

	Three Months Ended
(In millions)	December 31, 2003	September 30, 2003	December 31, 2002
Total revenue (Tax-equivalent)	$255	247	239
Provision for loan losses	1	2	6
Noninterest expense	184	180	172
Segment earnings	45	42	39
Average loans, net	10,033	9,824	9,029
Average core deposits	11,320	11,083	10,339
Economic capital, average	$403	402	375

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Wealth Management revenue rose 7 percent from the fourth quarter of 2002 due primarily to higher net interest income. Net interest income grew 13 percent on increased loans and core deposits. Fee and other income increased 2 percent as improved insurance commissions complemented steady trust and investment management fees. Noninterest expense increased 7 percent year over year largely due to higher personnel costs and legal settlement expense. Average loans grew 11 percent from the fourth quarter a year ago, reflecting increased consumer lending activity. Average core deposits rose 9 percent, led by higher money market and checking account balances.

Corporate and Investment Bank

Corporate and Investment Bank Highlights

	Three Months Ended
(In millions)	December 31, 2003	September 30, 2003	December 31, 2002
Total revenue (Tax-equivalent)	$1,184	1,088	939
Provision for loan losses	35	10	161
Noninterest expense	648	578	537
Segment earnings	314	314	150
Average loans, net	31,149	32,145	38,673
Average core deposits	16,485	16,472	13,491
Economic capital, average	$5,243	5,437	6,602

The Corporate and Investment Bank includes corporate lending, investment banking, global treasury and trade finance, and principal investing. Corporate and Investment Bank revenue grew 26 percent from the fourth quarter of 2002, as strong results in fixed income products, driven by improved origination activity, increased trading profits and lower principal investing losses more than offset a decline in interest income from lower loan balances in corporate lending. Higher assets held for sale gains and improved merger and acquisition advisory activity also contributed to the revenue increase. Provision expense fell $126 million from the fourth quarter of 2002 due to improved credit quality driven by risk reduction strategies. Noninterest expense rose 21 percent due to increased incentives related to improved revenues and earnings, coupled with the write-off of a non-strategic facility lease. Average loans declined 19 percent due to weak overall demand and portfolio risk reduction strategies. Capital usage declined 21 percent due to improved credit quality and lower loan outstandings. Average core deposits grew 22 percent primarily from growth in commercial mortgage servicing and in trade finance.

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WACHOVIA’S 4TH QUARTER 2003 EARNINGS UP 26%/page 6

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the East Coast and the nation, with assets of $401 billion, market capitalization of $61 billion and stockholders’ equity of $32 billion at December 31, 2003. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 9 million households, including 900,000 businesses, primarily in 11 East Coast states and Washington, D.C. Its broker-dealer, Wachovia Securities, LLC, serves clients in 48 states. Global services are provided through 32 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated January 15, 2004.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 2 and on page 8 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses and Cumulative Effect of a Change in Accounting Principle” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Cumulative Effect of a Change in Accounting Principle”, and which are reconciled to GAAP financial measures on pages 19, 20 and 21. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes that the exclusion of merger-related and restructuring expenses, and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes that the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Also, Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle (cash earnings), and has communicated certain cash dividend payout ratio goals to investors. Management believes the cash dividend payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. In addition, since Wachovia operates one of the largest retail brokerage businesses in our industry, we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s fourth quarter 2003 results in a conference call and audio webcast beginning at 10 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to fourth quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Fourth Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Thursday, January 15 at 1:30 p.m. EST through 5 p.m. EST on Friday, February 13. Replay telephone number is 1-706-645-9291; access code 4510227.

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Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139 or Ellen Taylor at 704-383-1381. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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6

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2003				2002
(Dollars in millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$2,877	2,653	2,540	2,537	2,497
Tax-equivalent adjustment	65	64	63	64	58

Net interest income (Tax-equivalent)	2,942	2,717	2,603	2,601	2,555
Fee and other income	2,591	2,603	2,145	2,055	1,952

Total revenue (Tax-equivalent)	5,533	5,320	4,748	4,656	4,507
Provision for loan losses	86	81	195	224	308
Other noninterest expense	3,498	3,282	2,761	2,690	2,745
Merger-related and restructuring expenses	135	148	96	64	145
Other intangible amortization	120	127	131	140	147

Total noninterest expense	3,753	3,557	2,988	2,894	3,037
Minority interest in income of consolidated subsidiaries	63	55	16	9	5

Income before income taxes and cumulative effect of a change in accounting principle (Tax-equivalent)	1,631	1,627	1,549	1,529	1,157
Tax-equivalent adjustment	65	64	63	64	58
Income taxes	466	475	454	438	204

Income before cumulative effect of a change in accounting principle	1,100	1,088	1,032	1,027	895
Cumulative effect of a change in accounting principle, net of income taxes	—	17	—	—	—

Net income	1,100	1,105	1,032	1,027	895
Dividends on preferred stock	—	—	1	4	4

Net income available to common stockholders	$1,100	1,105	1,031	1,023	891

Diluted earnings per common share	$0.83	0.83	0.77	0.76	0.66
Return on average common stockholders’ equity	13.59%	13.71	12.78	12.94	11.07
Return on average assets	1.12	1.16	1.21	1.23	1.08
Overhead efficiency ratio	67.82%	66.87	62.92	62.16	67.40
Operating leverage	$18	2	(1)	293	3

ASSET QUALITY
Allowance as % of loans, net	1.51%	1.59	1.66	1.67	1.72
Allowance as % of nonperforming assets	219	175	166	158	161
Net charge-offs as % of average loans, net	0.39	0.33	0.43	0.49	0.52
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.69%	0.95	1.04	1.08	1.11

CAPITAL ADEQUACY(a)
Tier I capital ratio	8.52%	8.67	8.33	8.27	8.22
Total capital ratio	11.81	12.21	11.92	11.99	12.01
Leverage ratio	6.36%	6.56	6.78	6.71	6.77

OTHER DATA
Average diluted common shares (In millions)	1,332	1,338	1,346	1,346	1,360
Actual common shares (In millions)	1,312	1,328	1,332	1,345	1,357
Dividends paid per common share	$0.35	0.35	0.29	0.26	0.26
Dividends paid per preferred share	$—	—	0.01	0.04	0.04
Dividend payout ratio on common shares	42.17%	42.17	37.66	34.21	39.39
Book value per common share	$24.63	24.71	24.37	23.99	23.63
Common stock price	46.59	41.19	39.96	34.07	36.44
Market capitalization	$61,139	54,701	53,228	45,828	49,461
Common stock price to book	189%	167	164	142	154
FTE employees	86,670	87,550	81,316	81,152	80,778
Total financial centers/brokerage offices	3,360	3,399	3,176	3,251	3,280
ATMs	4,408	4,420	4,479	4,539	4,560

(a)	The fourth quarter of 2003 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2003				2002
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)
Return on average common stockholders’ equity	14.42%	14.46	13.49	13.45	12.13
Return on average assets	1.20	1.23	1.28	1.28	1.19
Overhead efficiency ratio	65.37	64.10	60.91	60.78	64.19
Overhead efficiency ratio excluding brokerage	59.99%	58.19	57.98	57.53	61.43
Operating leverage	$6	54	30	213	40

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE(a)(b)(c)
Dividend payout ratio on common shares	37.23%	37.63	33.33	30.23	33.33
Return on average tangible common stockholders’ equity	24.86	24.97	23.32	23.71	21.52
Return on average tangible assets	1.32	1.36	1.43	1.44	1.34
Overhead efficiency ratio	63.20	61.70	58.15	57.78	60.92
Overhead efficiency ratio excluding brokerage	57.29%	55.20	54.85	54.18	57.76
Operating leverage	$(1)	50	21	205	34

OTHER FINANCIAL DATA
Net interest margin	3.64%	3.57	3.81	3.90	3.90
Fee and other income as % of total revenue	46.83	48.93	45.18	44.14	43.30
Effective income tax rate	29.76	30.41	30.54	29.94	18.39
Tax rate (Tax-equivalent) (d)	32.57%	33.10	33.37	32.86	22.50

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$90,628	90,912	92,464	93,039	95,064
Consumer loans, net	68,972	67,082	65,271	64,925	58,215
Loans, net	159,600	157,994	157,735	157,964	153,279
Earning assets	322,274	303,503	273,875	268,595	261,103
Total assets	388,812	376,706	341,718	337,281	329,960
Core deposits	194,109	185,715	179,417	172,988	170,738
Total deposits	212,277	200,395	193,800	188,948	187,442
Interest-bearing liabilities	284,005	266,351	239,011	236,304	229,603
Stockholders’ equity	$32,123	31,985	32,362	32,052	31,946

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$97,030	96,705	97,303	98,800	98,905
Consumer loans, net	68,541	69,220	65,530	65,422	64,192
Loans, net	165,571	165,925	162,833	164,222	163,097
Goodwill and other intangible assets
Goodwill	11,149	11,094	10,907	10,869	10,880
Deposit base	757	863	977	1,097	1,225
Customer relationships	396	400	254	258	239
Tradename	90	90	90	90	90
Total assets	400,866	388,767	364,285	348,064	341,839
Core deposits	204,660	187,516	187,393	181,234	175,743
Total deposits	221,225	203,495	201,292	195,837	191,518
Stockholders’ equity	$32,323	32,813	32,464	32,267	32,078

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 7, $75 million, $83 million, $60 million, $40 million and $92 million in the fourth, third, second and first quarters of 2003, and in the fourth quarter of 2002, respectively, of after-tax net merger-related and restructuring expenses, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(b)	See page 7 for the most directly comparable GAAP financial measure and pages 19 and 20 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 7, $74 million, $79 million, $81 million, $88 million and $83 million in the fourth, third, second and first quarters of 2003, and in the fourth quarter of 2002, respectively, of deposit base and other intangible amortization, and $17 million after tax in the third quarter of 2003 related to the change in accounting principle.
(d)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2003				2002
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INTEREST INCOME
Interest and fees on loans	$2,357	2,352	2,391	2,407	2,538
Interest and dividends on securities	1,104	885	900	939	978
Trading account interest	189	174	182	179	165
Other interest income	301	301	223	196	203

Total interest income	3,951	3,712	3,696	3,721	3,884

INTEREST EXPENSE
Interest on deposits	568	534	619	639	832
Interest on short-term borrowings	311	317	303	288	275
Interest on long-term debt	195	208	234	257	280

Total interest expense	1,074	1,059	1,156	1,184	1,387

Net interest income	2,877	2,653	2,540	2,537	2,497
Provision for loan losses	86	81	195	224	308

Net interest income after provision for loan losses	2,791	2,572	2,345	2,313	2,189

FEE AND OTHER INCOME
Service charges	436	439	426	430	421
Other banking fees	241	257	248	233	236
Commissions	752	732	459	412	454
Fiduciary and asset management fees	667	657	470	464	447
Advisory, underwriting and other investment banking fees	231	216	220	145	190
Trading account profits (losses)	5	(46)	49	77	(69)
Principal investing	(13)	(25)	(57)	(44)	(105)
Securities gains (losses)	(24)	22	10	37	46
Other income	296	351	320	301	332

Total fee and other income	2,591	2,603	2,145	2,055	1,952

NONINTEREST EXPENSE
Salaries and employee benefits	2,152	2,109	1,748	1,699	1,681
Occupancy	244	220	190	197	202
Equipment	285	264	238	234	255
Advertising	56	38	34	32	16
Communications and supplies	153	156	136	141	143
Professional and consulting fees	145	109	104	99	126
Other intangible amortization	120	127	131	140	147
Merger-related and restructuring expenses	135	148	96	64	145
Sundry expense	463	386	311	288	322

Total noninterest expense	3,753	3,557	2,988	2,894	3,037

Minority interest in income of consolidated subsidiaries	63	55	16	9	5

Income before income taxes and cumulative effect of a change in accounting principle	1,566	1,563	1,486	1,465	1,099
Income taxes	466	475	454	438	204

Income before cumulative effect of a change in accounting principle	1,100	1,088	1,032	1,027	895
Cumulative effect of a change in accounting principle, net of income taxes	—	17	—	—	—

Net income	1,100	1,105	1,032	1,027	895
Dividends on preferred stock	—	—	1	4	4

Net income available to common stockholders	$1,100	1,105	1,031	1,023	891

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$0.84	0.83	0.77	0.77	0.66
Net income	0.84	0.84	0.77	0.77	0.66
Diluted
Income before change in accounting principle	0.83	0.82	0.77	0.76	0.66
Net income	0.83	0.83	0.77	0.76	0.66
Cash dividends	$0.35	0.35	0.29	0.26	0.26
AVERAGE COMMON SHARES
Basic	1,311	1,321	1,333	1,335	1,350
Diluted	1,332	1,338	1,346	1,346	1,360

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Years Ended December 31,
(In millions, except per share data)	2003	2002
INTEREST INCOME
Interest and fees on loans	$9,507	10,296
Interest and dividends on securities	3,828	3,675
Trading account interest	724	711
Other interest income	1,021	950

Total interest income	15,080	15,632

INTEREST EXPENSE
Interest on deposits	2,360	3,430
Interest on short-term borrowings	1,219	1,105
Interest on long-term debt	894	1,142

Total interest expense	4,473	5,677

Net interest income	10,607	9,955
Provision for loan losses	586	1,479

Net interest income after provision for loan losses	10,021	8,476

FEE AND OTHER INCOME
Service charges	1,731	1,698
Other banking fees	979	945
Commissions	2,355	1,783
Fiduciary and asset management fees	2,258	1,885
Advisory, underwriting and other investment banking fees	812	681
Trading account profits (losses)	85	(109)
Principal investing	(139)	(266)
Securities gains	45	169
Other income	1,268	1,087

Total fee and other income	9,394	7,873

NONINTEREST EXPENSE
Salaries and employee benefits	7,708	6,597
Occupancy	851	786
Equipment	1,021	946
Advertising	160	80
Communications and supplies	586	545
Professional and consulting fees	457	421
Other intangible amortization	518	628
Merger-related and restructuring expenses	443	387
Sundry expense	1,448	1,286

Total noninterest expense	13,192	11,676

Minority interest in income of consolidated subsidiaries	143	6

Income before income taxes and cumulative effect of a change in accounting principle	6,080	4,667
Income taxes	1,833	1,088

Income before cumulative effect of a change in accounting principle	4,247	3,579
Cumulative effect of a change in accounting principle, net of income taxes	17	—

Net income	4,264	3,579
Dividends on preferred stock	5	19

Net income available to common stockholders	$4,259	3,560

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$3.20	2.62
Net income	3.21	2.62
Diluted
Income before change in accounting principle	3.17	2.60
Net income	3.18	2.60
Cash dividends	$1.25	1.00
AVERAGE COMMON SHARES
Basic	1,325	1,356
Diluted	1,340	1,369

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,881	95	116	598	252	(65)	2,877
Fee and other income	509	1,314	138	622	8	—	2,591
Intersegment revenue	51	(17)	1	(36)	1	—	—

Total revenue (a)	2,441	1,392	255	1,184	261	(65)	5,468
Provision for loan losses	144	—	1	35	(94)	—	86
Noninterest expense	1,409	1,180	184	648	197	135	3,753
Minority interest	—	—	—	—	78	(15)	63
Income taxes (benefits)	314	75	25	155	(58)	(45)	466
Tax-equivalent adjustment	10	1	—	32	22	(65)	—

Net income	564	136	45	314	116	(75)	1,100
Dividends on preferred stock	—	—	—	—	—	—	—

Net income available to common stockholders	$564	136	45	314	116	(75)	1,100

	Three Months Ended September 30, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,886	79	114	578	60	(64)	2,653
Fee and other income	568	1,292	132	541	70	—	2,603
Intersegment revenue	48	(17)	1	(31)	(1)	—	—

Total revenue (a)	2,502	1,354	247	1,088	129	(64)	5,256
Provision for loan losses	121	—	2	10	(52)	—	81
Noninterest expense	1,340	1,144	180	578	167	148	3,557
Minority interest	—	—	—	—	71	(16)	55
Income taxes (benefits)	370	77	23	154	(100)	(49)	475
Tax-equivalent adjustment	9	—	—	32	23	(64)	—

Income before cumulative effect of a change in accounting principle	662	133	42	314	20	(83)	1,088
Cumulative effect of a change in accounting principle, net of income taxes	—	—	—	—	17	—	17

Net income	662	133	42	314	37	(83)	1,105
Dividends on preferred stock	—	—	—	—	—	—	—

Net income available to common stockholders	$662	133	42	314	37	(83)	1,105

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2002
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,764	39	103	616	33	(58)	2,497
Fee and other income	569	751	135	348	149	—	1,952
Intersegment revenue	42	(18)	1	(25)	—	—	—

Total revenue (a)	2,375	772	239	939	182	(58)	4,449
Provision for loan losses	144	—	6	161	(3)	—	308
Noninterest expense	1,341	622	172	537	220	145	3,037
Minority interest	—	—	—	—	5	—	5
Income taxes (benefits)	314	55	22	68	(202)	(53)	204
Tax-equivalent adjustment	10	—	—	23	25	(58)	—

Net income	566	95	39	150	137	(92)	895
Dividends on preferred stock	—	—	—	—	4	—	4

Net income available to common stockholders	$566	95	39	150	133	(92)	891

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS—ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS(a)

(Unaudited)

	2003				2002
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ON-BALANCE SHEET LOAN PORTFOLIO COMMERCIAL
Commercial, financial and agricultural	$55,453	55,181	56,070	57,684	57,728
Real estate—construction and other	5,969	5,741	5,442	4,712	4,542
Real estate—mortgage	15,186	15,746	16,325	17,342	17,735
Lease financing	23,978	23,598	23,204	23,060	22,667
Foreign	6,880	6,815	6,622	6,433	6,425

Total commercial	107,466	107,081	107,663	109,231	109,097

CONSUMER
Real estate secured	50,726	51,516	47,853	47,623	46,706
Student loans	8,435	8,160	7,657	7,466	6,921
Installment loans and vehicle leasing	8,965	9,110	9,644	9,982	10,249

Total consumer	68,126	68,786	65,154	65,071	63,876

Total loans	175,592	175,867	172,817	174,302	172,973
Unearned income	10,021	9,942	9,984	10,080	9,876

Loans, net (On-balance sheet)	$165,571	165,925	162,833	164,222	163,097

MANAGED PORTFOLIO(b) COMMERCIAL
On-balance sheet loan portfolio	$107,466	107,081	107,663	109,231	109,097
Securitized loans—off-balance sheet	2,001	2,071	2,126	2,190	2,218
Loans held for sale included in other assets	2,574	1,347	1,282	1,617	1,140

Total commercial	112,041	110,499	111,071	113,038	112,455

CONSUMER
Real estate secured
On-balance sheet loan portfolio	50,726	51,516	47,853	47,623	46,706
Securitized loans—off-balance sheet	8,897	10,192	9,944	11,210	11,236
Securitized loans included in securities	10,905	11,809	13,015	14,813	17,316
Loans held for sale included in other assets	9,618	8,368	8,223	5,201	4,254

Total real estate secured	80,146	81,885	79,035	78,847	79,512

Student loans
On-balance sheet loan portfolio	8,435	8,160	7,657	7,466	6,921
Securitized loans—off-balance sheet	1,658	1,786	1,947	2,109	2,306
Loans held for sale included in other assets	433	458	583	643	618

Total student loans	10,526	10,404	10,187	10,218	9,845

Installment loans and vehicle leasing
On-balance sheet loan portfolio	8,965	9,110	9,644	9,982	10,249

Total installment loans and vehicle leasing	8,965	9,110	9,644	9,982	10,249

Total consumer	99,637	101,399	98,866	99,047	99,606

Total managed portfolio	$211,678	211,898	209,937	212,085	212,061

SERVICING PORTFOLIO(c)
Commercial	$85,693	80,207	73,128	65,076	59,336
Consumer	$13,279	8,465	6,581	2,236	2,272

(a)	Certain amounts presented prior to the fourth quarter of 2003 have been reclassified to conform to the presentation in the fourth quarter of 2003. Real estate - construction and other, and real estate - mortgage amounts prior to the third quarter of 2003 are based on estimates.
(b)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(c)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS(a)

(Unaudited)

	2003				2002
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ALLOWANCE FOR LOAN LOSSES
Balance, beginning of period	$2,631	2,704	2,747	2,798	2,847
Provision for loan losses relating to loans transferred to other assets or sold	24	—	26	25	109
Provision for loan losses	62	81	169	199	199
Allowance relating to loans acquired, transferred to other assets or sold	(57)	(22)	(69)	(80)	(158)
Net charge-offs	(156)	(132)	(169)	(195)	(199)

Balance, end of period	$2,504	2,631	2,704	2,747	2,798

as % of loans, net	1.51%	1.59	1.66	1.67	1.72

as % of nonaccrual and restructured loans (b)	242%	189	180	169	177

as % of nonperforming assets (b)	219%	175	166	158	161

LOAN LOSSES
Commercial, financial and agricultural	$105	88	128	150	136
Commercial real estate—construction and mortgage	4	5	7	2	12
Consumer	106	106	91	93	92

Total loan losses	215	199	226	245	240

LOAN RECOVERIES
Commercial, financial and agricultural	37	45	37	29	24
Commercial real estate—construction and mortgage	2	1	1	—	—
Consumer	20	21	19	21	17

Total loan recoveries	59	67	57	50	41

Net charge-offs	$156	132	169	195	199

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.31%	0.21	0.42	0.53	0.53
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.50	0.51	0.44	0.44	0.52
Total net charge-offs as % of average loans, net (c)	0.39%	0.33	0.43	0.49	0.52

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$765	1,072	1,153	1,260	1,269
Commercial real estate—construction and mortgage	54	76	96	111	105
Consumer real estate secured	192	215	221	219	208
Installment loans and vehicle leasing	24	28	31	32	3

Total nonaccrual loans	1,035	1,391	1,501	1,622	1,585
Foreclosed properties (d)	111	116	130	118	150

Total nonperforming assets	$1,146	1,507	1,631	1,740	1,735

Nonperforming loans included in loans held for sale (e)	$82	160	167	114	138
Nonperforming assets included in loans and in loans held for sale	$1,228	1,667	1,798	1,854	1,873

as % of loans, net, and foreclosed properties (b)	0.69%	0.91	1.00	1.06	1.06

as % of loans, net, foreclosed properties and loans in other assets as held for sale (e)	0.69%	0.95	1.04	1.08	1.11

Accruing loans past due 90 days	$341	291	293	289	304

(a)	Certain amounts presented prior to the fourth quarter of 2003 have been reclassified to conform to the presentation in the fourth quarter of 2003.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2003				2002
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ASSETS
Cash and due from banks	$11,479	11,178	13,088	13,161	12,264
Interest-bearing bank balances	2,308	3,664	7,539	4,855	3,512
Federal funds sold and securities purchased under resale agreements	24,725	22,491	13,854	11,092	9,160

Total cash and cash equivalents	38,512	37,333	34,481	29,108	24,936

Trading account assets	34,714	36,392	40,436	34,678	33,155
Securities	100,279	87,176	73,764	73,339	75,804
Loans, net of unearned income	165,571	165,925	162,833	164,222	163,097
Allowance for loan losses	(2,504)	(2,631)	(2,704)	(2,747)	(2,798)

Loans, net	163,067	163,294	160,129	161,475	160,299

Premises and equipment	4,619	4,746	4,635	5,118	4,903
Due from customers on acceptances	854	732	1,074	1,485	1,051
Goodwill	11,149	11,094	10,907	10,869	10,880
Other intangible assets	1,243	1,353	1,321	1,445	1,554
Other assets	46,429	46,647	37,538	30,547	29,257

Total assets	$400,866	388,767	364,285	348,064	341,839

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	48,683	45,493	48,081	46,348	44,640
Interest-bearing deposits	172,542	158,002	153,211	149,489	146,878

Total deposits	221,225	203,495	201,292	195,837	191,518
Short-term borrowings	71,290	65,474	49,123	44,812	41,173
Bank acceptances outstanding	876	743	1,078	1,492	1,061
Trading account liabilities	19,184	23,959	25,141	20,896	22,900
Other liabilities	16,728	22,643	17,287	13,039	12,944
Long-term debt	36,730	37,541	37,051	39,204	39,662

Total liabilities	366,033	353,855	330,972	315,280	309,258

Minority interest	2,510	2,099	849	517	503

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at December 31, 2003	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.312 billion shares at December 31, 2003	4,374	4,427	4,440	4,484	4,524
Paid-in capital	17,811	17,882	17,784	17,903	18,070
Retained earnings	8,904	8,829	8,106	7,778	7,349
Accumulated other comprehensive income, net	1,234	1,675	2,134	2,102	2,135

Total stockholders’ equity	32,323	32,813	32,464	32,267	32,078

Total liabilities and stockholders’ equity	$400,866	388,767	364,285	348,064	341,839

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)

(Unaudited)

	Fourth Quarter 2003			Third Quarter 2003
(In millions)	Average Balances	Interest Income/Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,569	7	1.17%	$4,342	14	1.27%
Federal funds sold and securities purchased under resale agreements	23,591	60	1.00	22,080	48	0.88
Trading account assets	20,038	213	4.24	18,941	197	4.15
Securities	94,584	1,184	5.00	78,436	962	4.90
Loans
Commercial
Commercial, financial and agricultural	55,439	593	4.25	55,596	588	4.19
Real estate—construction and other	5,789	52	3.53	5,574	48	3.47
Real estate—mortgage	15,555	166	4.23	16,075	174	4.31
Lease financing	7,084	185	10.45	6,911	183	10.61
Foreign	6,761	45	2.66	6,756	47	2.73

Total commercial	90,628	1,041	4.56	90,912	1,040	4.55

Consumer
Real estate secured	51,380	718	5.58	49,438	707	5.70
Student loans	8,502	78	3.62	7,962	74	3.70
Installment loans	9,090	137	5.99	9,682	152	6.18

Total consumer	68,972	933	5.39	67,082	933	5.54

Total loans	159,600	1,974	4.92	157,994	1,973	4.97

Other earning assets	21,892	192	3.51	21,710	198	3.62

Total earning assets excluding derivatives	322,274	3,630	4.49	303,503	3,392	4.45
Risk management derivatives (b)	—	386	0.47	—	384	0.50

Total earning assets including derivatives	322,274	4,016	4.96	303,503	3,776	4.95

Cash and due from banks	10,728			11,092
Other assets	55,810			62,111

Total assets	$388,812			$376,706

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	56,755	58	0.40	52,570	52	0.39
Money market accounts	63,202	141	0.89	58,576	126	0.85
Other consumer time	28,456	200	2.80	29,814	217	2.89
Foreign	10,648	31	1.13	7,581	22	1.17
Other time	7,520	33	1.77	7,099	33	1.80

Total interest-bearing deposits	166,581	463	1.10	155,640	450	1.15
Federal funds purchased and securities sold under repurchase agreements	55,378	133	0.95	46,359	114	0.98
Commercial paper	11,670	31	1.06	11,978	32	1.05
Securities sold short	7,970	50	2.48	8,850	57	2.58
Other short-term borrowings	6,551	9	0.53	7,136	15	0.87
Long-term debt	35,855	357	3.97	36,388	365	4.02

Total interest-bearing liabilities excluding derivatives	284,005	1,043	1.46	266,351	1,033	1.54
Risk management derivatives (b)	—	31	0.04	—	26	0.04

Total interest-bearing liabilities including derivatives	284,005	1,074	1.50	266,351	1,059	1.58

Noninterest-bearing deposits	45,696			44,755
Other liabilities	26,988			33,615
Stockholders’ equity	32,123			31,985

Total liabilities and stockholders’ equity	$388,812			$376,706

Interest income and rate earned—including derivatives		$4,016	4.96%		$3,776	4.95%
Interest expense and equivalent rate paid—including derivatives		1,074	1.32		1,059	1.38

Net interest income and margin—including derivatives		$2,942	3.64%		$2,717	3.57%

(a)	Certain amounts presented prior to the fourth quarter of 2003 have been reclassified to conform to the presentation in the fourth quarter of 2003. Real estate - construction and other, and real estate - mortgage amounts prior to the third quarter of 2003 are based on estimates.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)

(Unaudited)

Second Quarter 2003			First Quarter 2003			Fourth Quarter 2002
Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid

$4,751	16	1.34%	$3,688	13	1.43%	$3,416	14	1.59%
12,282	35	1.10	8,949	29	1.33	9,507	39	1.63
18,254	203	4.46	16,298	201	4.96	14,683	184	5.01
68,994	977	5.67	72,116	1,020	5.66	71,249	1,044	5.86

56,928	599	4.22	57,681	610	4.29	58,551	681	4.61
5,516	49	3.54	4,679	41	3.56	4,826	46	3.79
16,508	186	4.52	17,441	194	4.51	17,844	219	4.86
6,885	187	10.87	6,777	184	10.86	7,112	187	10.53
6,627	47	2.89	6,461	50	3.11	6,731	58	3.43

92,464	1,068	4.63	93,039	1,079	4.69	95,064	1,191	4.97

47,558	691	5.82	47,147	708	6.03	40,892	687	6.71
7,710	78	4.04	7,492	75	4.08	6,792	73	4.21
10,003	166	6.63	10,286	175	6.92	10,531	190	7.18

65,271	935	5.73	64,925	958	5.95	58,215	950	6.50

157,735	2,003	5.09	157,964	2,037	5.21	153,279	2,141	5.55

11,859	134	4.52	9,580	114	4.81	8,969	115	5.10

273,875	3,368	4.92	268,595	3,414	5.12	261,103	3,537	5.40
—	391	0.58	—	371	0.56	—	405	0.61

273,875	3,759	5.50	268,595	3,785	5.68	261,103	3,942	6.01

10,845			10,887			10,636
56,998			57,799			58,221

$341,718			$337,281			$329,960

52,196	71	0.55	50,887	79	0.63	49,768	99	0.79
53,302	156	1.18	47,987	142	1.20	45,618	156	1.35
31,330	243	3.09	32,671	263	3.27	34,834	331	3.78
6,841	24	1.44	7,304	27	1.47	8,030	33	1.59
7,542	35	1.88	8,656	42	1.97	8,674	45	2.08

151,211	529	1.40	147,505	553	1.52	146,924	664	1.79
37,957	139	1.47	37,392	139	1.51	32,608	139	1.69
2,381	5	0.80	2,604	4	0.70	2,796	7	0.87
8,121	58	2.84	6,734	44	2.67	5,644	35	2.44
3,590	8	0.88	3,325	8	0.89	2,873	6	0.87
35,751	366	4.10	38,744	388	4.01	38,758	405	4.18

239,011	1,105	1.85	236,304	1,136	1.94	229,603	1,256	2.17
—	51	0.09	—	48	0.09	—	131	0.23

239,011	1,156	1.94	236,304	1,184	2.03	229,603	1,387	2.40

42,589			41,443			40,518
27,756			27,482			27,893
32,362			32,052			31,946

$341,718			$337,281			$329,960

	$3,759	5.50%		$3,785	5.68%		$3,942	6.01%
	1,156	1.69		1,184	1.78		1,387	2.11

	$2,603	3.81%		$2,601	3.90%		$2,555	3.90%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES(a)

(Unaudited)

	Year Ended 2003			Year Ended 2002
(In millions)	Average Balances	Interest Income/Expense	Average Rates Earned/Paid	Average Balances	Interest Income/Expense	Average Rates Earned/Paid
ASSETS
Interest-bearing bank balances	$3,836	50	1.31%	$3,312	63	1.90%
Federal funds sold and securities purchased under resale agreements	16,780	172	1.02	10,702	195	1.83
Trading account assets	18,395	814	4.43	14,774	769	5.20
Securities	78,593	4,143	5.27	62,142	3,924	6.32
Loans
Commercial
Commercial, financial and agricultural	56,404	2,390	4.24	59,724	2,858	4.78
Real estate—construction and other	5,393	190	3.52	5,305	217	4.10
Real estate—mortgage	16,388	720	4.39	18,365	942	5.13
Lease financing	6,915	739	10.69	7,235	762	10.54
Foreign	6,652	189	2.84	6,875	239	3.48

Total commercial	91,752	4,228	4.61	97,504	5,018	5.15

Consumer
Real estate secured	48,894	2,824	5.78	41,971	2,884	6.87
Student loans	7,919	305	3.85	3,916	183	4.66
Installment loans	9,762	630	6.45	11,061	829	7.50

Total consumer	66,575	3,759	5.65	56,948	3,896	6.84

Total loans	158,327	7,987	5.04	154,452	8,914	5.77

Other earning assets	16,309	638	3.91	10,789	553	5.12

Total earning assets excluding derivatives	292,240	13,804	4.72	256,171	14,418	5.63
Risk management derivatives (b)	—	1,532	0.53	—	1,432	0.56

Total earning assets including derivatives	292,240	15,336	5.25	256,171	15,850	6.19

Cash and due from banks	10,888			10,313
Other assets	58,185			53,936

Total assets	$361,313			$320,420

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	53,117	260	0.49	49,091	464	0.95
Money market accounts	55,816	565	1.01	41,711	657	1.57
Other consumer time	30,553	923	3.02	36,492	1,442	3.95
Foreign	8,101	104	1.28	7,323	131	1.78
Other time	7,700	143	1.86	7,285	153	2.10

Total interest-bearing deposits	155,287	1,995	1.28	141,902	2,847	2.01
Federal funds purchased and securities sold under repurchase agreements	44,326	525	1.19	32,242	558	1.73
Commercial paper	7,196	72	1.00	3,063	34	1.10
Securities sold short	7,925	209	2.64	6,322	155	2.45
Other short-term borrowings	5,166	40	0.77	2,630	27	1.04
Long-term debt	36,676	1,476	4.02	38,902	1,667	4.29

Total interest-bearing liabilities excluding derivatives	256,576	4,317	1.68	225,061	5,288	2.35
Risk management derivatives (b)	—	156	0.06	—	389	0.17

Total interest-bearing liabilities including derivatives	256,576	4,473	1.74	225,061	5,677	2.52

Noninterest-bearing deposits	43,636			38,972
Other liabilities	28,971			25,995
Stockholders’ equity	32,130			30,392

Total liabilities and stockholders’ equity	$361,313			$320,420

Interest income and rate earned—including derivatives		$15,336	5.25%		$15,850	6.19%
Interest expense and equivalent rate paid—including derivatives		4,473	1.53		5,677	2.22

Net interest income and margin—including derivatives		$10,863	3.72%		$10,173	3.97%

(a)	Certain amounts presented in 2002 have been reclassified to conform to the presentation in 2003. Real estate - construction and other, and real estate - mortgage amounts in 2002 are based on estimates.
(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2003				2002
(Dollars in millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INCOME BEFORE CHANGE IN ACCOUNTING PRINCIPLE
Net income (GAAP)	A	$1,100	1,105	1,032	1,027	895
After tax change in accounting principle (GAAP)		—	(17)	—	—	—

Income before change in accounting principle (GAAP)		1,100	1,088	1,032	1,027	895
After tax merger-related and restructuring expenses (GAAP)		75	83	60	40	92

Income before change in accounting principle, excluding merger-related and restructuring expenses	B	1,175	1,171	1,092	1,067	987
After tax other intangible amortization (GAAP)		74	79	81	88	83

Income before change in accounting principle, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	C	$1,249	1,250	1,173	1,155	1,070

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	D	$1,100	1,105	1,031	1,023	891
After tax merger-related and restructuring expenses (GAAP)		75	83	60	40	92
After tax change in accounting principle (GAAP)		—	(17)	—	—	—

Net income available to common stockholders, excluding merger-related and restructuring expenses	E	1,175	1,171	1,091	1,063	983
After tax other intangible amortization (GAAP)		74	79	81	88	83

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization (Cash basis)	F	$1,249	1,250	1,172	1,151	1,066

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	G	$32,123	31,985	32,362	32,052	31,944
Merger-related and restructuring expenses (GAAP)		199	138	63	18	190
Change in accounting principle		—	(14)	—	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and change in accounting principle	H	32,322	32,109	32,425	32,070	32,134
Average intangible assets (GAAP)	I	(12,380)	(12,250)	(12,250)	(12,386)	(12,478)

Average common stockholders’ equity (Cash basis)	J	$19,942	19,859	20,175	19,684	19,656

Return on average common stockholders’ equity
GAAP	D/G	13.59%	13.71	12.78	12.94	11.07
Excluding merger-related and restructuring expenses, and change in accounting principle	E/H	14.42	14.46	13.49	13.45	12.13
Return on average tangible common stockholders’ equity
GAAP	D/G+I	22.11	22.22	20.56	21.10	18.17
Cash basis	F/J	24.86%	24.97	23.32	23.71	21.52

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	K	$388,812	376,706	341,718	337,281	329,960
Average intangible assets (GAAP)		(12,380)	(12,250)	(12,250)	(12,386)	(12,478)

Average tangible assets (GAAP)	L	376,432	364,456	329,468	324,895	317,482

Average assets (GAAP)		388,812	376,706	341,718	337,281	329,960
Merger-related and restructuring expenses (GAAP)		199	138	63	18	190
Change in accounting principle		—	(14)	—	—	—

Average assets excluding merger-related and restructuring expenses, and change in accounting principle	M	389,011	376,830	341,781	337,299	330,150
Average intangible assets (GAAP)		(12,380)	(12,250)	(12,250)	(12,386)	(12,478)

Average tangible assets excluding merger-related and restructuring expenses, and change in accounting principle	N	$376,631	364,580	329,531	324,913	317,672

Return on average assets
GAAP	D/K	1.12%	1.16	1.21	1.23	1.08
Excluding merger-related and restructuring expenses	B/M	1.20	1.23	1.28	1.28	1.19
Return on average tangible assets
GAAP	A/L	1.16	1.20	1.26	1.28	1.12
Cash basis	A/N	1.32%	1.36	1.43	1.44	1.34

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2003				2002
(Dollars in millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	O	$3,753	3,557	2,988	2,894	3,037
Merger-related and restructuring expenses (GAAP)		(135)	(148)	(96)	(64)	(145)

Noninterest expense, excluding merger-related and restructuring expenses	P	3,618	3,409	2,892	2,830	2,892
Other intangible amortization (GAAP)		(120)	(127)	(131)	(140)	(147)

Noninterest expense (Cash basis)	Q	$3,498	3,282	2,761	2,690	2,745

Net interest income (GAAP)		$2,877	2,653	2,540	2,537	2,497
Tax-equivalent adjustment		65	64	63	64	58

Net interest income (Tax-equivalent)		$2,942	2,717	2,603	2,601	2,555
Fee and other income (GAAP)		2,591	2,603	2,145	2,055	1,952

Total	R	$5,533	5,320	4,748	4,656	4,507

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	S	$947	933	459	437	433

Net interest income (GAAP)		$81	70	30	31	30
Tax-equivalent adjustment		1	—	—	—	—

Net interest income (Tax-equivalent)		82	70	30	31	30
Fee and other income (GAAP)		1,000	994	522	466	473

Total	T	$1,082	1,064	552	497	503

Overhead efficiency ratios
GAAP	O/R	67.82%	66.87	62.92	62.16	67.40
Excluding merger-related and restructuring expenses	P/R	65.37	64.10	60.91	60.78	64.19
Excluding merger-related and restructuring expenses, and brokerage	P-S/R-T	59.99	58.19	57.98	57.53	61.43
Cash basis	Q/R	63.20	61.70	58.15	57.78	60.92
Cash basis excluding brokerage	Q-S/R-T	57.29%	55.20	54.85	54.18	57.76

OPERATING LEVERAGE
Operating leverage (GAAP)		$18	2	(1)	293	3
After tax merger-related and restructuring expenses (GAAP)		(12)	52	31	(80)	37

Operating leverage, excluding merger-related and restructuring expenses		6	54	30	213	40
After tax other intangible amortization (GAAP)		(7)	(4)	(9)	(8)	(6)

Operating leverage (Cash basis)		$(1)	50	21	205	34

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	U	$0.35	0.35	0.29	0.26	0.26

Diluted earnings per common share (GAAP)	V	$0.83	0.83	0.77	0.76	0.66
Merger-related and restructuring expenses (GAAP)		0.05	0.06	0.04	0.03	0.06
Other intangible amortization (GAAP)		0.06	0.05	0.06	0.07	0.06
Change in accounting principle (GAAP)		—	(0.01)	—	—	—

Diluted earnings per common share (Cash basis)	W	$0.94	0.93	0.87	0.86	0.78

Dividend payout ratios (GAAP)
GAAP	U/V	42.17%	42.17	37.66	34.21	39.39
Cash basis	U/W	37.23%	37.63	33.33	30.23	33.33

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 19 through 20 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income before change in accounting principle (GAAP) by average assets (GAAP) (i.e., A/K) and annualized where appropriate.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

	Years Ended December 31,
	2003		2002
(Dollars in millions, except per share data)	Amount	EPS	Amount	EPS
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	$4,259	3.18	3,560	2.60
After tax merger-related and restructuring expenses (GAAP)	258	0.19	243	0.18
After tax change in accounting principle (GAAP)	(17)	(0.01)	—	—

Net income available to common stockholders, excluding merger-related and restructuring expenses, and cumulative effect of a change in accounting principle	$4,500	3.36	3,803	2.78